UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 9, 2011
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

(a)  Annual Meeting.  The 2011 Annual Meeting of Shareholders of Stage Stores, Inc. (the “Company”) was held on June 9, 2011.

(b)  Matters Voted Upon; Voting Results.  The following matters were submitted for a vote of the Company’s shareholders:

1.  Election of Seven Directors for a Term of One Year.  The seven nominees for election to the Board of Directors were elected to hold office until the 2012 Annual Meeting of Shareholders and until their successors have been elected and have qualified, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Alan J. Barocas	30,841,762	1,784,755	1,306	811,321
Michael L. Glazer	32,389,515	235,628	2,680	811,321
Gabrielle E. Greene	32,428,806	197,703	1,314	811,321
Andrew T. Hall	32,585,992	40,275	1,556	811,321
Earl J. Hesterberg	32,390,989	235,528	1,306	811,321
William J. Montgoris	32,581,783	43,360	2,680	811,321
David Y. Schwartz	32,583,157	43,360	1,306	811,321

2. Advisory Vote on Executive Compensation.  The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
31,638,831	885,511	103,481	811,321

3. Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.  The proposal on the frequency of future advisory votes on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstentions	Not-Voted
25,640,736	397,755	6,486,167	103,165	3,487,176

Please see Item 5.07(d) below.

4. Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for Fiscal 2011.  The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal 2011 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
32,887,569	550,412	1,163	N/A

5. Approval of Second Amended and Restated 2008 Equity Plan.  The proposal to approve the Company’s Second Amended and Restated 2008 Equity Plan was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
27,465,034	5,071,366	91,423	811,321

(c) Not Applicable

(d) Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation.  A majority of the votes cast by the shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year.  In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our 2017 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

June 15, 2011	/s/ Oded Shein
(Date)	Oded Shein
Chief Financial Officer